SETTLEMENT AGREEMENT AND MUTUAL RELEASES (the “agreement”)

THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE is made this 7th day of December, 2005 by and among MICHAEL HAWKINS, RUSSELL WAGGONER, STEVE BANNON, DAVID OTTO, TOM G. AMON, EVERETT C. SETSER, KENNETH BADOLATO, DR. DAVID W. BADOLATO, GAMI, LLC, AND CROWN IV HOLDINGS, INC. (collectively, the “Named Plaintiffs”), SINOFRESH HEALTHCARE, INC. (the “Corporation”), the OTTO LAW GROUP, PLLC (the “Otto Law Group”), CHARLES FUST, STACEY MALONEY FUST, ROBERT DUPONT (the “Individual Defendants”), DON FEE, KEN HALL, TERRY TURNER, HARVEY HENDLER, CINCO HABANEROS, INC., DIESPITER LTDA, BOSTON MEDICAL INVESTORS LLC, SPARTACUS HEALTHCARE PARTNERS IV, BIG GAMES HOLDINGS INC. (the “Absent Named Plaintiffs”), and RANDOLPH FIELDS, GREENBERG TRAURIG P.A. (together, “GT”) (collectively, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Named Plaintiffs and the Absent Named Plaintiffs brought a derivative shareholder suit against the Corporation and GT, and the Individual Defendants, which is pending in the Middle District of Florida under Case No. 8:04-CV-490-T-30MSS (the “Litigation”), and

WHEREAS, the Parties desire to cease incurring any further costs and fees and/or time in connection with the Litigation and to settle the Litigation with finality and without any admission of wrongdoing;

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties state as follows:

1. GT has agreed to forgive all legal fees, costs, and expenses that it contends are owed to it by the Corporation, and the Named Plaintiffs and the Absent Named Plaintiffs (together, the “Plaintiffs”), the Individual Defendants, and/or the Otto Law Group as of December 7, 2005.

2. GT agrees to pay to the Corporation within 20 days of the Court’s approval of this Agreement the amount of two hundred thousand dollars and no cents ($200,000.00).

3. Upon the execution of this Settlement Agreement and Mutual Release, the parties, through their counsel of record, will file a joint motion for court approval of this Agreement, and this Agreement shall be attached to said motion as an exhibit.

4. The Corporation shall issue to the Plaintiffs who are individuals each the sum of 2500 restricted shares of Rule 144 stock in the Corporation, which shall be restricted from trading for a period of one year from today’s date. The Corporation shall issue to the Plaintiffs who are corporate entities each the sum of 1250 restricted shares of 144 Rule stock in the Corporation, which shall be restricted from trading for a period of one year from today’s date. Said Rule 144 stock shall be issued to the Plaintiffs within twenty days of the Court’s approval of this Agreement. The parties to this agreement acknowledge that the stock of Named Plaintiff Crown IV Holdings Inc. is the stock of Charles Fust Family Limited Partnership and Crown IV Holdings Inc. shall not be provided with any shares pursuant to this paragraph. The issuance of said Stock to the Absent Named Plaintiffs is contingent on their being treated as Named Plaintiffs as provided in Paragraph 16 below. The Corporation, the Named Plaintiffs, the Absent Named Plaintiffs, and the Individual Defendants agree that the issue of attorneys’ fees, costs and expenses, of Plaintiffs are resolved by way of separate agreement between the Corporation, the Individual Defendants and David B. Haber, P.A., as counsel for Plaintiffs, which agreement must be approved by the Court along with this Agreement, and which shall be attached as an exhibit to the Motion for Court Approval.

5.  Counsel for Crown IV Holdings Inc. agrees to file a notice of dropping Crown IV as a party plaintiff with prejudice simultaneous with the filing of the motion to approve this Agreement.

6. GT, Greenberg Traurig LLP, a New York Limited Liability Partnership, Greenberg Traurig of New York, P.C., a New York professional corporation, for itself and for its legal representatives, present and former partners, shareholders, representatives, employees, agents, attorneys, predecessors, successors, insurers, administrators, officers, directors, accountants, executors and assigns, and all related, affiliated or subsidiary corporations, (all of the foregoing hereinafter referred to as the “GT Releasors”), completely releases and forever discharges the Corporation, the Named Plaintiffs, the Absent Named Plaintiffs, the Individual Defendants, the Otto Law Group, and their respective partners, officers, directors, agents, employees, shareholders, affiliates, representatives, attorneys, predecessors, successors, insurers, administrators, heirs, executors and assigns (all of the foregoing hereinafter referred to as the “GT Released Parties”), from any and all claims of any kind, nature and character, rights, demands for arbitration and causes of action of any kind, nature and character, known or unknown, suspected or unsuspected relating to any fact or event whatsoever, from the beginning of time to the time this Agreement is executed, including any and all claims for attorneys fees and costs which the GT Releasors may now have, or has ever had against the GT Released Parties or any one or more of them.

7. The Corporation, the Named Plaintiffs, the Absent Named Plaintiffs, the Individual Defendants, and the Otto Law Group, hereby for themselves and for their legal representatives, present and former partners, shareholders, representatives, employees, agents, attorneys, predecessors, successors, insurers, administrators, officers, directors, accountants, executors and assigns, and all related, affiliated or subsidiary corporations, (all of the foregoing hereinafter referred to as the “Corporation/Plaintiff Releasors”), completely release and forever discharge GT, Greenberg Traurig LLP, a New York Limited Liability Partnership, Greenberg Traurig of New York, P.C., a New York professional corporation, and their respective partners, officers, directors, agents, employees, shareholders, affiliates, representatives, attorneys, predecessors, successors, insurers, administrators, heirs, executors and assigns (all of the foregoing hereinafter referred to as the “Plaintiff/Corporation Released Parties”), from any and all claims of any kind, nature and character, rights, demands for arbitration and causes of action of any kind, nature and character, known or unknown, suspected or unsuspected relating to any fact or event whatsoever, from the beginning of time to the time this Agreement is executed, including any and all claims for attorneys fees and costs which the Corporation/Plaintiff Releasors may now have, or has ever had against the Plaintiff/Corporation Released Parties or any one or more of them.

8. The Corporation hereby for itself and for its legal representatives, present and former partners, shareholders, representatives, employees, agents, attorneys, predecessors, successors, insurers, administrators, officers, directors, accountants, executors and assigns, and all related, affiliated or subsidiary corporations, (all of the foregoing hereinafter referred to as the “Corporation Releasors”), completely release and forever discharge the Named Plaintiffs, the Individual Defendants, the Otto Law Group, and their respective partners, officers, directors, agents, employees, shareholders, affiliates, representatives, attorneys, predecessors, successors, insurers, administrators, heirs, executors and assigns (all of the foregoing hereinafter referred to as the “Corporation Released Parties”), from any and all claims of any kind, nature and character, rights, demands for arbitration and causes of action of any kind, nature and character, known or unknown, suspected or unsuspected relating to any fact or event whatsoever, from the beginning of time to the time this Agreement is executed, including any and all claims for attorneys fees and costs which the Corporation Releasors may now have, or has ever had against the Corporation Released Parties or any one or more of them.

9. The Named Plaintiffs, the Individual Defendants, and the Otto Law Group hereby for themselves and for their legal representatives, present and former partners, shareholders, representatives, employees, agents, attorneys, predecessors, successors, insurers, administrators, officers, directors, accountants, executors and assigns, and all related, affiliated or subsidiary corporations, (all of the foregoing hereinafter referred to as the “Named Plaintiff Releasors”), completely release and forever discharge the Corporation, the Individual Defendants, and their respective partners, officers, directors, agents, employees, shareholders, affiliates, representatives, attorneys, predecessors, successors, insurers, administrators, heirs, executors and assigns (all of the foregoing hereinafter referred to as the “Named Plaintiff Released Parties”), from any and all claims of any kind, nature and character, rights, demands for arbitration and causes of action of any kind, nature and character, known or unknown, suspected or unsuspected relating to any fact or event whatsoever, from the beginning of time to the time this Agreement is executed, including any and all claims for attorneys fees and costs which the Named Plaintiff Releasors may now have, or has ever had against the Named Plaintiff Released Parties or any one or more of them.

10. The Corporation, the Otto Law Group, and the Individual Defendants hereby for themselves and for their legal representatives, present and former partners, shareholders, representatives, employees, agents, attorneys, predecessors, successors, insurers, administrators, officers, directors, accountants, executors and assigns, and all related, affiliated or subsidiary corporations, (all of the foregoing hereinafter referred to as the “Corporation Releasors”), completely release and forever discharge the Absent Named Plaintiffs, and their respective partners, officers, directors, agents, employees, shareholders, affiliates, representatives, attorneys, predecessors, successors, insurers, administrators, heirs, executors and assigns (all of the foregoing hereinafter referred to as the “Corporation Released Parties”), from any and all claims of any kind, nature and character, rights, demands for arbitration and causes of action of any kind, nature and character, known or unknown, suspected or unsuspected relating to any fact or event whatsoever, from the beginning of time to the time this Agreement is executed, including any and all claims for attorneys fees and costs which the Corporation Releasors may now have, or has ever had against the Corporation Released Parties arising out of, relating to or concerning the Litigation.

11. The Absent Named Plaintiffs hereby for themselves and for their legal representatives, present and former partners, shareholders, representatives, employees, agents, attorneys, predecessors, successors, insurers, administrators, officers, directors, accountants, executors and assigns, and all related, affiliated or subsidiary corporations, (all of the foregoing hereinafter referred to as the “Absent Named Plaintiff Releasors”), completely release and forever discharge the Corporation, the Otto Law Group, and the Individual Defendants, and their respective partners, officers, directors, agents, employees, shareholders, affiliates, representatives, attorneys, predecessors, successors, insurers, administrators, heirs, executors and assigns (all of the foregoing hereinafter referred to as the “Absent Named Plaintiff Released Parties”), from any and all claims of any kind, nature and character, rights, demands for arbitration and causes of action of any kind, nature and character, known or unknown, suspected or unsuspected relating to any fact or event whatsoever, from the beginning of time to the time this Agreement is executed, including any and all claims for attorneys fees and costs which the Absent Named Plaintiff Releasors may now have, or has ever had against the Absent Named Plaintiff Released Parties arising out of, relating to or concerning the Litigation.

12. The undersigned parties each further declare and represent that no promise, inducement or agreement not expressed herein has been made to the undersigned parties and that this Settlement Agreement and Mutual Release contains the entire agreement between the parties hereto, and that the terms of this Settlement Agreement and Mutual Release are contractual and not a mere recital.

13. The parties hereby warrant that none of the claims or causes of action released herein has been assigned or transferred, in whole or in part, to another person or entity. The parties agree to indemnify and hold each other harmless from any and all claims advanced in contravention of this warranty.

14. This Settlement Agreement and Mutual Release shall inure to the benefit of and be binding upon the parties and their heirs, representatives, predecessors, successors, subsidiaries, parent corporations and assigns.

15. If any part of this Settlement Agreement and Mutual Release shall be held to be invalid or unenforceable, the Settlement Agreement shall be construed as if not containing that part or provision.

16. The Corporation, GT, the Named Plaintiffs, the Individual Defendants, and the Otto Law Group each represents and warrants to the other that all necessary corporate or individual authorization has been given by all required persons or entities, that all other action necessary to the execution of this Settlement Agreement and Mutual Release has been taken, that entry into this Settlement Agreement is a valid and binding agreement of the parties. David B. Haber, Esq., counsel for the Absent Named Plaintiffs represents and warrants that all said Absent Named Plaintiffs were noticed for the original Mediation set prior to Hurricane Wilma and this rescheduled mediation for December 7, 2005, provided said Absent named Plaintiffs with the proper address and time of the Mediation and the option to execute duly authorized and notarized Powers of Attorney, which were not sent back on a timely basis. Should Absent Named Plaintiffs return said Powers of Attorney within five (5) days of the execution of this Agreement, they shall be treated the same as the Named Plaintiffs herein, including all rights and responsibilities as referenced in this Agreement. Counsel for Absent Named Plaintiffs, Haber, shall fax, email and/or serve this Agreement on the Absent named Plaintiffs within twenty-four hours of execution. Should Absent Named Plaintiffs not return said Powers of Attorney as provided for herein, their counsel Haber shall file a Notice of Dropping those persons as Named Plaintiffs with Prejudice in this Derivative Suit upon the expiration of the five (5) day period. Haber, as counsel for Named Plaintiffs and Absent Named Plaintiffs, represents and warrants as the counsel of record in this action that he does have authority to release claims of Absent Named Plaintiffs as set forth above in Paragraphs 7 and 11 in this Derivative Shareholder Litigation. Haber agrees to defend, indemnify and hold harmless any party hereto for any claim of an Absent Named Plaintiff advanced in contravention of the representation and warranty contained herein.

17.  The parties agree to execute any additional documents necessary to consummate this Agreement.

18. The parties agree that this Agreement and Release is contingent on Court approval. In the event that the Court does not approve the this Agreement and Release, then the parties agree to work in good faith to resolve the matter on similar terms in a form that will be approved by the Court.

THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE HAS BEEN VOLUNTARILY MADE AND IS FREE FROM ANY DURESS AND COERCION. THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE HAS BEEN EXECUTED BY THE UNDERSIGNED PARTIES AFTER CONSULTATION WITH LEGAL COUNSEL AS TO ITS PROVISIONS, SCOPE, EFFECT, AND SUFFICIENCY OF CONSIDERATION AND THE UNDERSIGNED PARTIES REPRESENT THAT IT IS MADE WITH FULL KNOWLEDGE OF ITS PROVISIONS, SCOPE AND EFFECT, THAT THERE IS SUFFICIENT CONSIDERATION FOR THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE, AND THAT IT IS ENFORCEABLE IN ACCORDANCE WITH ITS TERMS.

WITNESSES:	SINOFRESH HEALTHCARE, INC.
___________________________	By:____________________________
(Signature)
Printed name:________________
Title:___________________________
___________________________
Printed name:________________	Printed name:____________________

WITNESSES:	GREENBERG TRAURIG, P.A.
___________________________	By:____________________________
(Signature)
Printed name:________________
Title:___________________________
___________________________
Printed name:________________	Printed name:____________________

WITNESSES:
___________________________	By:/s/________________________

Printed name:________________
Printed Name: RANDOLPH FIELDS
___________________________
Printed name:________________

WITNESSES:
___________________________	By:/s/________________________

Printed name:________________
Printed Name: DAVID OTTO
___________________________
Printed name:________________

WITNESSES:
___________________________	By:/s/________________________

Printed name:________________
Printed Name: STEPHEN K. BANNON
___________________________
Printed name:________________

WITNESSES:
___________________________	By:/s/________________________

Printed name:________________
Printed Name: CHARLES FUST
___________________________
Printed name:________________

WITNESSES:
___________________________	By:/s/________________________

Printed name:________________
Printed Name: STACEY MALONEY-FUST
___________________________
Printed name:________________

WITNESSES:
___________________________	By:/s/________________________

Printed name:________________
Printed Name: ROBERT DUPONT
___________________________
Printed name:________________

WITNESSES:	THE OTTO LAW GROUP, P.L.L.C
___________________________	By:____________________________
(Signature)
Printed name:________________
Title:___________________________
___________________________
Printed name:________________	Printed name:____________________

WITNESSES:	DAVID HABER, P.A.
As Counsel for and Attorney of Record and Pursuant To Powers of Attorney from Named Plaintiffs And As Counsel for and Attorney of Record for Absent Named Plaintiffs

___________________________	By:____________________________
(Signature)
Printed name:________________
Title:___________________________
___________________________
Printed name:________________	Printed name:____________________